UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

FRESH DEL MONTE PRODUCE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Online
Go to www.envisionreports.com/FDP or scan the QR code – login details are located in the shaded bar below.
Votes submitted electronically must be received by 11:30 a.m., (Eastern Time), on May 4, 2021

Important Notice Regarding the Availability of Proxy Materials for the

Fresh Del Monte Produce Inc. Annual General Meeting of Shareholders to be Held on May 4, 2021

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual general meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement/Notice of Meeting and the Annual Report/10K Wrap are available at:

Easy Online Access – View your proxy materials and vote.
Step 1:	Go to www.envisionreports.com/FDP.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 20, 2021 to facilitate timely delivery.

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Fresh Del Monte Produce Inc.’s Annual General Meeting of Shareholders will be held virtually on May 4, 2021 at 11:30 a.m. Eastern Time.

The 2021 Annual General Meeting of Shareholders of Fresh Del Monte Produce Inc. will be held exclusively on Wednesday, May 4, 2021 at 11:30 a.m., Eastern Time, virtually via the internet at www.meetingcenter.io/235586395. To access the virtual meeting, you must have the 15 digit number that is printed in the shaded bar located on the reverse side of this form. The password for the meeting is FDP2021.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

Proposals – The Board of Directors recommend a vote FOR the election of the nominees to the Board of Directors and FOR Proposals 2, 3 and 4:

1.

Elect three director nominees for a three-year term expiring at the 2024 Annual General Meeting of Shareholders and one director nominee for a two-year term expiring at the 2022 Annual General Meeting of Shareholders.

2.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
3.	Approve, by non-binding advisory vote, the compensation of our named executive officers in 2020.
4.	Approve and Adopt the Second Amended and Restated Memorandum and Articles of Association.

Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–   Internet – Go to www.envisionreports.com/FDP. Click Cast Your Vote or Request Materials.

–   Phone – Call us free of charge at 1-866-641-4276.

–   Email – Send an email to investorvote@computershare.com with “Proxy Materials Fresh Del Monte Produce Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

    To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 20, 2021.